SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report          (Date of earliest event reported)     September 30, 1999

                       Community Investment Partners, L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

                                    814-00083
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                            (Commission File Number)

                                      N/A
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                       (I.R.S. Employer Identification No.)

                              12555 Manchester Rd.
                            St. Louis, Missouri 63131
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, Including Area Code:               (314) 515-2000

                                       N/A
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          (Former Name or Former Address, If Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         Pursuant to the authority granted to it by the vote of its limited partners on October 4, 1999, Community Investment Partners, L.P. ("Registrant"), began liquidating its assets, which consisted primarily of publicly-traded securities, on September 30, 1999. As described in its September 7, 1999 proxy statement to its limited partners (the "Proxy Statement"), Registrant's objectives were and are to liquidate its assets and dissolve. To accomplish those objectives, Registrant has effectuated the following sales:


 Dates                     Securities Sold                           Sales Price
of Sales
---------      -----------------------------------------------------------------
9/30/99 -      68,564 shares of Common Stock of Isolyser, Inc.         $247,194
11/22/99

9/30/99 -      13,680 shares of Common Stock of Citation Computer
11/11/99       Systems, Inc.                                             25,857

10/11/99 -     13,070 shares of Common Stock of Intermedia
11/18/99       Communications, Inc.                                     341,326

11/16/99 -     21,000 shares of Common Stock of Saztec
11/17/99       International, Inc.                                        8,400


         The above-referenced securities (the "Securities") were sold on the open market at the prices indicated above, which prices reflected the market prices at the time of the sales. Registrant has no knowledge of, nor any way to determine, the identity or identities of the ultimate purchasers of the Securities.

         At December 7, 1999, Registrant's remaining assets consist of (1) 6,100 shares of Common Stock of Saztec International, Inc. for which there is an open order to sell in the same manner as described above; and (2) the remaining right to receive payments of (a) $48,375 on July 31, 2000 and 2001 from an escrow account, contingent upon and subject to reduction by any indemnity claims that Alcon Surgical, Inc. might successfully assert pursuant to the merger of Innovation Medical Technologies, Inc., a company in which Registrant had previously invested, with Alcon Surgical, Inc.; and (b) $24,057, payable in 22 quarterly installments of $1,093, contingent upon and subject to reduction by any indemnity claims that National Vision Associates, Ltd. might successfully assert pursuant to its purchase of Frame-n-Lens Optical, Inc., a company in which Registrant had previously invested. Both of the investments and remaining rights are described more fully in the Proxy Statement. As also described in the Proxy Statement, Registrant has applied for approval from the Securities and Exchange Commission to sell these assets to EDJ Ventures, L.P., an affiliate.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                  COMMUNITY INVESTMENT PARTNERS, L.P.

                                  MANAGING GENERAL PARTNER

                                  CIP MANAGEMENT, L.P., LLLP
                                  By:    CIP MANAGEMENT, INC.,
                                         its managing general partner


                                  By:    /s/ Daniel A. Burkhardt
                                     -------------------------------------------
                                     Name:  Daniel A. Burkhardt, President

                                  By:    /s/ Daniel A. Burkhardt
                                     -------------------------------------------
                                     Name:  Daniel A. Burkhardt, General Partner



Date:  December 9, 1999